UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ____February 16, 2026______

I-ON DIGITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54995	46-3031328
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1244 N. Stone St. Unit #3
Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 440-2278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IONI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Commencing on February 16, 2026, I-On Digital Corporation (the “Company”) entered into settlement agreements (the “Agreements”) with five unrelated lenders to settle promissory notes (the “Notes”) in the aggregate, principal amount of $1,210,00 plus all interest, penalties and fees. Pursuant to the Agreement, the Notes were repaid and fully discharged in consideration for (i) the issuance of an aggregate of 396,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) 489.5 IONau gold-backed digital asset tokens issued by the Company.

The IONau tokens were valued at approximately $2,454,304.05 in the aggregate, based on the closing spot price of gold of $5,013.90 per troy ounce on February 16, 2026. The valuation was derived from the contractually agreed methodology tied to the applicable LBMA reference price.

The shares of Common Stock were issued in reliance upon the exemption from registration provided by Section 3(a)(9) and Section 4(a)(2) of the Securities Act of 1933, as amended. No commission or other remuneration was paid in connection with the issuance.

The Agreements have release and other customary representations, warranties, and agreements by the Company. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such Agreement which is attached hereto as Exhibits 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the issuance of the shares of Common Stock is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Paid in Full & Final Settlement Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-ON DITIGAL CORPORATION

Date: February 23, 2026	By:	/s/ Carlos X. Montoya
Carlos X. Montoya Chief Executive Officer